Other Financial Assets	6 Months Ended
Jun. 30, 2022
Other Financial Assets
Other Financial Assets

14.Other Financial Assets

Lilium has placed part of its liquidity in fixed term deposits with a remaining term of more than 3 months to gain a better return on the surplus liquidity. As of June 30, 2022, the Group held €119,561 thousand (December 31, 2021: €119,664 thousand) in fixed-term deposits. During the period, €79,970 thousand cash was received from matured deposits including €121 thousand interest expense, and €80,000 thousand was invested into new fixed-term deposits.

During the period, the Group sold all investments in Money Market Funds for total proceeds of €99,853 thousand (December 31, 2021: €99,919 thousand). In addition, Lilium entered into a foreign currency exchange contract to reduce foreign currency risk from US dollar exposure. As of June 30, 2022, the foreign currency exchange contract was recognized as a derivative financial asset with a fair value of €163 thousand.